UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2023

TREX COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14649	54-1910453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Exeter Drive Winchester, Virginia	22603-8605
(Address of Principal Executive Offices)	(ZIP Code)

(540) 542-6300

Registrant’s telephone number, including area code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	TREX	New York Stock Exchange LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Melkeya McDuffie as a Director of the Company

On April 24, 2023, the Board of Directors of Trex Company, Inc. (Company) appointed Melkeya McDuffie as a director to the board. Ms. McDuffie’s appointment fills a vacancy currently held on the board. Following her appointment, all ten director positions are filled. Eight of the directors are independent under the NYSE and SEC independence standards. Ms. McDuffie was appointed to the class of directors whose term of office expires at the annual meeting of stockholders in 2024 and will be included among the nominees being submitted for election at such annual meeting. Ms. McDuffie will serve on the Audit Committee and the Compensation Committee. Ms. McDuffie will receive compensation for service on the Board of Directors and any committees pursuant to the Company’s Amended and Restated 1999 Incentive Plan for Outside Directors (Incentive Plan for Outside Directors), except that the initial equity grant due to her upon her appointment will be granted on May 4, 2023. The Incentive Plan for Outside Directors was amended and restated as of February 23, 2022 and filed as Exhibit 10.3 to the Company’s Annual Report on Form 10-K for the calendar year ended December 31, 2021.

Ms. McDuffie is an accomplished executive and leader with a long career in human capital and general business management. She is currently Executive Vice President, Chief Human Resources Officer for Clean Harbors (NYSE:CLH). Prior to this role, Ms. McDuffie was Chief Human Resources Officer at The Wallace Foundation. From 2005 to 2020, she held a series of talent management positions at Waste Management, moving up from Regional HR Business Partner to Vice President, Global Organization and Talent Development. Earlier in her career, she held similar positions at Wells Fargo Mortgage, HSBC Finance Corporation, and Quest Diagnostics. Ms. McDuffie received her B.A. in Business and M.B.A. from York St. John University. She currently is pursuing her Ph.D. in Business Administration at North Central University.

Item 9.01	Financial Statements and Exhibits.

(c) Trex Company, Inc. herewith files the following exhibits:

Exhibit No.	Description

99.1	Press Release dated April 24, 2023 announcing Melkeya McDuffie’s appointment to the board. FILED HEREWITH

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREX COMPANY, INC.

Date: April 24, 2023	/s/ Dennis C. Schemm
Dennis C. Schemm
Senior Vice President and Chief Financial Officer